UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2022

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)(Zip Code)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	The Nasdaq Stock Market, LLC
8.50% Senior Notes due 2026	IMBIL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2022, iMedia Brands, Inc. (the “Company”) appointed Tom Zielecki to serve as Senior Vice President, Chief Financial Officer, effective immediately. Mr. Zielecki, age 56, joined the Company in January 2022 where he served as divisional Chief Financial Officer and, before that, he worked at LTD Commodities, a direct-to-consumer cataloger, where he was Brand CFO from February 2019 through December 2021. From February 2001 through January 2019, Mr. Zielecki spent sixteen years at Kmart/Sears Corporation, where his last role was the finance leader of several business units.

 In connection with his employment, Mr. Zielecki will receive (i) an annual base salary of $350,000, (ii) a $50,000 cash bonus, and (iii) will be eligible for annual bonuses based on the same performance targets and terms as the Company’s Chief Executive Officer. Copies of each of Mr. Zielecki’s original offer letter and promotion letter are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 5.02.

On May 9, 2022, Montgomery “Monty” Wageman, who previously served as the Company’s Chief Financial Officer, transitioned to the role of Treasurer, effective immediately. Mr. Wageman’s annual base salary will be $225,000.

Item 7.01	Regulation FD Disclosure

On May 9, 2022, we issued a press release disclosing Mr. Zielecki’s appointment. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Offer Letter, dated November 24, 2021, by and between iMedia Brands, Inc. and Tom Zielecki
10.2	Promotion Letter, dated May 9, 2022, by and between iMedia Brands, Inc. and Tom Zielecki
99.1	Press Release, dated May 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2022		iMedia Brands, Inc.

	By:	/s/ Timothy A. Peterman
Timothy A. Peterman
Chief Executive Officer